EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds II

AMT-Free Municipal Bond Portfolio

Service Shares

SUMMARY PROSPECTUS  |  OCTOBER 28, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Class Ticker	AMT-Free Municipal Bond Portfolio: Ticker Symbol
Service Shares	CMITX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus by selecting “All Funds” and clicking on the name of the Fund in the dropdown menu. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated October 28, 2009, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Summary Prospectus

Key Facts About AMT-Free Municipal Bond Portfolio

Investment Objective

The investment objective of the AMT-Free Municipal Bond Portfolio (“Fund”) is to seek to provide shareholders with income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.34%
Interest Expense	0.02%
Other	0.32%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses[2]	1.11%
Fee Waivers and Expense Reimbursements[3]	(0.17)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.94%
[1]	Other Expenses have been restated to reflect current fees.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which do not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[3]

As described in the “Management of the Funds” section of the Fund’s prospectus on page 19, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% of average daily net assets until November 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The contractual agreement may be terminated upon 90 days notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$96	$336	$595	$1,336

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the AMT-Free Fund invests at least 80% of its assets in municipal securities and related tax-exempt derivative securities (such as tender option bonds), the income on which is not subject to Federal income tax, including the Federal Alternative Minimum Tax. This is a fundamental policy that may not be changed without shareholder approval. The AMT-Free Fund invests primarily in bonds, both general obligation and revenue bonds, issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities. General obligation bonds are municipal securities that are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are municipal securities that are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

The AMT-Free Fund emphasizes municipal securities with maturities of fifteen years or more. The AMT-Free Fund generally invests in investment grade bonds, however, the Fund may invest up to 20% of its assets in lower-rated securities (“junk bonds”) with a minimum rating of B by Standard & Poor’s (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s) or, if unrated, judged to be of comparable quality in the opinion of Fund management. Investment grade bonds are securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Investment Grade Securities Risk — Securities rated in the four highest rating categories by the rating agencies (S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB) or Moody’s, (Aaa, Aa, A and Baa)) are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■	Junk Bond Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P Investortools Main Municipal Bond Index and the Barclays Capital Municipal Bond Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s results can be obtained by visiting http://www.blackrock.com/prospectus or can be obtained by phone at 800-882-0052. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

AMT-Free Municipal Bond Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 3.77% (quarter ended December 31, 2000) and the lowest return for a quarter was –3.33% (quarter ended September 30, 2008). The year-to-date return as of September 30, 2009 was 15.52%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
AMT-Free Municipal Bond Portfolio — Service Shares
Return Before Taxes	–4.49%	1.23%	2.61%
Return After Taxes on Distributions	–4.49%	1.22%	2.60%
Return After Taxes on Distributions and Sale of Shares	–1.36%	1.67%	2.87%
Barclays Capital Municipal Bond Index[1] (Reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
S&P/Investortools Main Municipal Bond Index[1,2] (Reflects no deduction for fees, expenses or taxes)	–5.09%	2.35%	4.03%
[1]

The Barclays Capital Municipal Bond Index is an unmanaged index consisting of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds. The Barclays Capital Municipal Bond Index was formerly a Lehman Brothers Index. The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

[2]

Effective October 28, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index. The S&P/Investortools benchmark provides a closer representation of the Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Walter O’Connor, CFA	2006	Managing Director of BlackRock, Inc.
Theodore R. Jaeckel, CFA	2006	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. You should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Minimum Initial Investment for Service Shares
•$5,000
There is no minimum amount for additional investments.

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. The Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated October 28, 2009, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-22061

© BlackRock Advisors, LLC

BR AMT Free — Service Shares SPRO-AFMB-SVC-1009